SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 3, 2005
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                            ML MEDIA PARTNERS, L.P.

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              (Exact Name of Registrant as Specified in Charter)

Delaware                                  0-14871                13-3321085
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                             Identification No)


                          Four World Financial Center
                           New York, New York 10080
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              (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: 800-288-3694

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Definitive Material Agreement

     On June 3, 2005, ML Media Partners, L.P. (the "Partnership") and Century Communications Corporation ("Century") entered into an Interest Acquisition Agreement (the "Agreement") among the Partnership, Century, Century/ML Cable Venture (the "Joint Venture"), Century-ML Cable Corp. ("C-ML Cable Corp.") and San Juan Cable LLC (the "Buyer") pursuant to which, subject to the terms and conditions of the Agreement, the Partnership and Century will sell their interests (the "Interests") in the Joint Venture to the Buyer, a newly-formed Puerto Rico limited liability company of which MidOcean Partners, L.P., Crestview Partners and other investors will be the members as of the closing date. The Partnership and Century each own 50% of the Joint Venture and C-ML Cable Corp. is a wholly-owned subsidiary of the Joint Venture. The Joint Venture, directly or through C-ML Cable Corp., owns and operates two cable television systems in Puerto Rico (the "Systems").

     The base purchase price for the Interests is $520,000,000, subject to increase by the amount of the Working Capital (as defined in the Agreement) of the Joint Venture and C-ML Cable Corp. as of the closing date. The purchase price may also be decreased if the Operating Cash Flow (as defined in the Agreement) of the Systems for the 12 months prior to the closing date is less than specified amounts or if the number of Equivalent Subscribers (as defined in the Agreement) of the Systems as of the closing date is less than specified amounts, in each case depending on the exact closing date. Certain liabilities are excluded from the sale, and the Joint Venture and Century-ML Cable Corp. are required to perform certain obligations prior to the closing at their expense, including completion of the pending rebuild of the Systems.

     MidOcean Partners, L.P. ("MidOcean") is a New York and London-based private equity firm and Crestview Partners ("Crestview") is a New York based private equity firm. MidOcean and Crestview are not parties to the Agreement, but have agreed with the Buyer (but not with the Partnership or Century) to provide to the Buyer the equity required to consummate the acquisition of the Interests, provided certain conditions are satisfied, including a group of banks providing the required financing to the Buyer pursuant to commitment letters entered into between the banks and the Buyer.

     Consummation of the sale is subject to numerous conditions, including, among others, approval by the Bankruptcy Court in the Chapter 11 bankruptcy of the Joint Venture and confirmation of a Plan of Reorganization of the Joint Venture, approval by the Puerto Rico Telecommunications Regulatory Board (including an extension of the franchises for the Systems through 2015), approval by the Federal Communications Commission, receipt of consents to the sale of the Joint Venture interests under certain material contracts, including the Systems' pole attachment agreements, delivery of audited financials of the Joint Venture and C-ML Cable Corp. for years 2001-2004 meeting certain requirements, the bank financing referred to above being provided to the Buyer, and no material adverse change in the business or financial condition of the Joint Venture and C-ML Cable Corp. prior to the closing. The closing is not expected to occur prior to the fourth quarter of 2005. There can be no assurance that the conditions to the closing under the Agreement will be satisfied or that the closing will occur.

     At the closing, $25,000,000 of the purchase price will be deposited into an Indemnity Escrow Account to indemnify the Buyer against any misrepresentation or breach of warranty, covenant or agreement by the Joint Venture and C-ML Cable Corp. and $13,500,000 of the purchase price will be deferred and subject to offset to the extent of any additional tax liabilities of the Joint Venture or C-ML Cable Corp. through the closing date.

     All of the remaining proceeds of the sale of the Interests will be held in escrow pending the resolution of the litigations referred to below, and can be released only upon (i) agreement of Century and the Partnership, or (ii) order of the Bankruptcy Court.

     In the Agreement, Century, the Partnership and the Joint Venture have agreed not to solicit, initiate or participate in negotiations with respect to a sale of the Interests or the assets of the Joint Venture and C-ML Cable
Corp. (with a fiduciary exception only in favor of Century), so that there will be no bankruptcy auction of the Interests, and that the Buyer will be entitled to an expense reimbursement and break-up fee under certain circumstances.

     Pending the closing under the Agreement, Century will continue to manage the Joint Venture and C-ML Cable Corp. pursuant to the Amended and Restated Management Agreement and Joint Venture Agreement. The litigations between the Partnership and Century, Adelphia Communications Corp. and Highland Holdings relating to the breach of the Leveraged Recapitalization Agreement dated December 13, 2001 and the proofs of claim filed by the Joint Venture and the Partnership against Adelphia in its Chapter 11 proceeding (as described in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2004 and the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005) will also continue.

     A copy of the Agreement will be filed with the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ML MEDIA PARTNERS, L.P.

                                        By:  Media Management Partners

                                        By:  RP Media Management

                                        By:  IMP Media Management, Inc.

Dated:  June 7, 2005                    By   /s/ Elizabeth McNey Yates
                                             -------------------------
                                             Elizabeth McNey Yates